Exhibit 99.1

ENERSYS TO ACQUIRE BREN-TRONICS, INC. TO EXPAND PRESENCE IN CRITICAL DEFENSE APPLICATIONS
•Bren-Tronics, Inc. is a leading manufacturer of portable power solutions, including small and large format lithium batteries and charging solutions, for military and defense applications
•Acquisition brings strong engineering and product development capabilities with extensive new product roadmap
•Complementary product portfolio will strengthen EnerSys’ Specialty Aerospace & Defense business and relationship with the U.S. Department of Defense
•Lithium expertise accelerates EnerSys’ strategic initiative to increase revenue and profitability from lithium products
•Expected to be accretive immediately after closing
READING, PA, USA, May 2, 2024 - EnerSys (NYSE: ENS), the global leader in stored energy solutions for industrial applications, today announced it has entered into a definitive agreement to acquire Bren-Tronics, Inc. in an all-cash transaction of $208 million. The purchase price represents approximately 8.7x on Bren-Tronic’s adjusted EBITDA for the twelve months ending December 31, 2023.
Bren-Tronics, headquartered in Commack, N.Y., is a privately held company with a legacy of innovation since 1973. Bren-Tronics is a leading manufacturer of highly reliable portable power solutions, including small and large format lithium batteries and charging solutions, for military and defense applications. It has approximately 280 employees across the U.S., France, and the U.K., with 2023 sales of approximately $100 million. Bren-Tronics will be integrated within EnerSys’ Specialty line of business.
EnerSys plans to finance the acquisition with cash on hand. The acquisition is expected to be immediately accretive to EnerSys' earnings per share and is expected to close in the second calendar quarter of 2024, subject to the receipt of regulatory approvals and the satisfaction of other customary closing conditions.
“The acquisition of Bren-Tronics is a strategic move that will strengthen our position as a critical enabler of the energy transition and supports our growth in the attractive and growing military and defense end market,” said EnerSys President & CEO David M. Shaffer. “Having partnered with Bren-Tronics to support the Department of Defense (DOD) for over five years, we know the company well. We have tremendous respect for Bren-Tronics’ outstanding products that support our military every day and which help save lives on the front lines. We have a proven track record of collaboration, and we know that our company cultures are well-aligned. Our product portfolios are highly complementary, with minimal overlap in our product lines. We are excited to integrate Bren-Tronics' exceptional engineering and product development capabilities with our own to drive innovation, deliver enhanced services, and strengthen our relationship with the DOD. We look forward to welcoming the Bren-Tronics team into EnerSys at closing anticipated in the coming months.”
“This acquisition will accelerate EnerSys’ progress in expanding our lithium product offerings, growing revenue and profitability and advancing toward our fiscal year 2027 targets,” said Mark Matthews, President, Specialty Global. “The additional product volume will be well supported by our planned lithium cell gigafactory. Together, we look forward to setting new standards in our industry, delivering innovative lithium technologies to our customers, and continuing to deliver sustainable growth.”
“Joining the EnerSys team is an exciting opportunity for Bren-Tronics,” said Sai W. Fung, Bren-Tronics President and CEO. “This combination will allow us to leverage our respective strengths to solve critical DOD energy storage challenges together. I am extremely proud of Bren-Tronics’ legacy of reliability and innovation, and we look forward to building upon our success as a part of EnerSys.”
Reed Smith LLP served as legal advisor to EnerSys in connection with the transaction.
Stout, a global advisory firm, served as financial, tax, and IT advisor to EnerSys in connection with the transaction.

About EnerSys

EnerSys is the global leader in stored energy solutions for industrial applications and designs, manufactures and distributes energy systems solutions and motive power batteries, specialty batteries, battery chargers, power equipment, battery accessories and outdoor equipment enclosure solutions to customers worldwide. The company goes to market through four lines of business: Energy Systems, Motive Power, Specialty and New Ventures. Energy Systems, which combine power conversion, power distribution, energy storage, and enclosures, are used in the telecommunication, broadband and utility industries, uninterruptible power supplies, and numerous applications requiring stored energy solutions. Motive power batteries and chargers are utilized in electric forklift trucks and other industrial electric powered vehicles. Specialty batteries are used in aerospace and defense applications, large over-the-road trucks, premium automotive, medical and security systems applications. New Ventures provides energy storage and management systems for various applications including demand charge reduction, utility back-up power, and dynamic fast charging for electric vehicles. EnerSys also provides aftermarket and customer support services to its customers in over 100 countries through its sales and manufacturing locations around the world. More information regarding EnerSys can be found at www.enersys.com.

About Bren-Tronics, Inc.
Bren-Tronics is a leading manufacturer of rechargeable batteries for the Military and several other critical markets, including Directed Energy, Robotics, and High Energy applications. Bren-Tronics is a one-stop shop for its customers’ energy needs, from R&D to comprehensive testing, including certification, first article, and UN safety testing, and all the way through manufacturing. To learn more about Bren-Tronics, please visit https://www.bren-tronics.com/

Caution Concerning Forward-Looking Statements

This press release contains statements which, to the extent that they are not recitations of historical fact, may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended. Such forward-looking statements may include financial and other projections as well as statements regarding EnerSys’ future plans, objectives, performance, opportunities, revenues, capabilities, growth, profits, operating costs or EnerSys’ underlying assumptions. The words “may,” “would,” “should,” “could,” “will,” “likely,” “possibly,” “expected,” “anticipate,” “intend,” “estimate,” “target,” “probably,” “predict,” “forecast,” “project,” “continue,” “plans,” “planned”, “look forward to” and “are looking forward to” or other similar words and phrases may identify forward-looking statements. Persons reading this press release are cautioned that such statements are only predictions, and that EnerSys’ actual future results or performance may be materially different.

Such forward-looking statements involve known and unknown risks and uncertainties. A number of factors could cause actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements, and our business and financial condition and results of operations could be materially and adversely affected. In addition to factors previously disclosed in EnerSys’ reports filed with the U.S. Securities and Exchange Commission (the “SEC”), such factors include, among others, that required regulatory, shareholder or other approvals are not obtained or other closing conditions are not satisfied in a timely manner or at all; that prior to the completion of the transaction or thereafter, the EnerSys’ or the acquired companies’ respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; reputational risks and the reaction of the companies’ customers and employees to the transaction; diversion of management time on acquisition-related issues; the integration of acquired business with EnerSys may take longer than anticipated or be more costly to complete and that the anticipated benefits, including any anticipated cost savings or strategic gains may be significantly harder to achieve or take longer than anticipated or may not be achieved. All forward-looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. EnerSys does not undertake to update forward-looking statements.

Although EnerSys does not make forward-looking statements unless it believes it has a reasonable basis for doing so, EnerSys cannot guarantee their accuracy. The foregoing factors, among others, could cause actual results to differ materially from those described in these forward-looking statements. No undue reliance should be placed on any forward-looking statements.

For a complete discussion of the assumptions, risks and uncertainties related to EnerSys’ business, you are encouraged to review its filings with the SEC, including the most recent Annual Report on Form 10-K, as updated by quarterly or other reports subsequently filed with the SEC.

CONTACT

Lisa Hartman
Vice President, Investor Relations and Corporate Communications
EnerSys

610-236-4040

E-mail: investorrelations@enersys.com